UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 12, 2019

STERLING CONSOLIDATED CORP.
(Exact Name of Registrant as Specified in its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

333-183246	45-1840913
(Commission File Number)	(IRS Employer Identification No.)

1105 Green Grove Road, Neptune, NJ	07753
(Address of Principal Executive Offices)	(Zip Code)

732-918-0004

(Registrant’s telephone number, including area code):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Change in Registrant’s Certifying Accountant

On January 17, 2019, Sterling Consolidated Corp (the "Company"), terminated the services of its independent registered public accounting firm, Sadler, Gibb & Associates LLC (“Sadler”), effective immediately and retained the services of Boyle CPA, LLC (“Boyle”) as its independent registered public accounting firm.

During the Company’s fiscal years ended December 31, 2016 and 2017, and the subsequent interim periods through the date of termination (January 17, 2019), there were no disagreements, as defined in Item 304(a)(1)(iv) of Regulation S-K, with Sadler on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Sadler, would have caused it to make reference to the subject matter of the disagreements in connection with its report. None of the reportable events set forth in Item 304(a)(1)(v) of Regulation S-K occurred during the period in which Sadler served as the Company’s principal independent accountants. None of Sadler’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2016 and 2017 contained an adverse opinion or a disclaimer of opinion and none were qualified or modified as to uncertainty, audit scope or accounting principles.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided Sadler with a copy of this disclosure and requested that Sadler furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether Sadler agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of Sadler’s letter dated as of April 9, 2019, is filed as Exhibit 16.1 hereto.

During the Company’s fiscal years ended December 31, 2016 and 2017, and the subsequent interim periods through January 17, 2019, the Company has not consulted with Sadler regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and Sadler did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

16.1	Letter from Sadler, Gibb & Associates L.L.C., dated January 17, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STERLING CONSOLIDATED CORP.

Dated: April 12, 2019	/s/ Scott Chichester
Scott Chichester
Chief Financial Officer